SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2007

BRIDGELINE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Sixth Road
Woburn, MA 01801
(Address of principal executive offices, including zip code)

(781) 376-5555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Introductory Note

On August 31, 2007, Bridgeline Software, Inc., a Delaware corporation (“Bridgeline Software”), completed the acquisition of Purple Monkey Studios, Inc., an Illinois corporation (“Purple Monkey”).   On September 5, 2007, Bridgeline Software filed a Current Report on Form 8-K to report such acquisition.  The purpose of this Amendment No. 1 to the Current Report is to amend Item 9.01.

The compilation of the Purple Monkey financial statements as of and for the year ended August 31, 2007 has been completed and, based on the results of the significant subsidiary test performed by Bridgeline Software in accordance with Rule 1-02(w) of Regulation S-X, Bridgeline Software has determined that no financial information is required to be filed under Rule 3-05 of Regulation S-X with respect to the acquisition of Purple Monkey.

Bridgeline Software hereby amends and restates Item 9.01 of the Current Report to read in its entirety as follows:

Item 9.01	Financial Statements and Exhibits.

Explanatory Note Regarding Exhibits

Investors should not rely on or assume the accuracy of representations and warranties in negotiated agreements that have been publicly filed because such representations and warranties may be subject to exceptions and qualifications contained in separate disclosure schedules, because such representations may represent the parties’ risk allocation in the particular transaction, because such representations may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or because such representations may no longer continue to be true as of any given date.

(a)           Financial Statements of Businesses Acquired.

No financial statements relating to the acquisition of Purple Monkey are required pursuant to Rule 3-05 of Regulation S-X.

(b)           Pro Forma Financial Information.

No pro forma financial information relating to the acquisition of Purple Monkey is required pursuant to Article 11 of Regulation S-X.

(d)           Exhibits.

Exhibit No.	Exhibit Description
2.1*	Agreement and Plan of Merger, dated as of August 31, 2007, by and among Bridgeline Software, Inc., Purple Monkey Studios, Inc., Russell Klitchman and Steven Saraceno.
2.2*	Employment Agreement with Russell Klitchman.
2.3*	Employment Agreement with Steven Saraceno.
99.1*	Press release issued by Bridgeline Software, Inc., dated September 4, 2007.

* Previously filed as an exhibit to Bridgeline Software’s current report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2007, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE SOFTWARE, INC.
(Registrant)

Date: October 19, 2007	By:	/s/ Thomas L. Massie
Thomas L. Massie
President and Chief Executive Officer

By:	/s/ Gary Cebula
Gary Cebula
Executive Vice President and Chief Financial Officer